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                                     EXHIBIT 10.2

                         AMENDMENT NO. 5 TO CREDIT AGREEMENT

     THIS AMENDMENT NO. 5 TO CREDIT AGREEMENT ("Amendment No. 5") is entered into as of the 16th day of December, 1996, by and between DECATUR CORPORATION, an Iowa corporation ("Company") and FIRST BANK NATIONAL ASSOCIATION, a national banking association ("Bank").

                                       RECITALS

     FIRST: The Company is indebted to the Bank pursuant to the terms of a Credit Agreement dated July 3, 1991, as amended by an Amendment No. 1 to Credit Agreement dated December 31, 1992, and as further amended by Amendment No. 2 to Credit Agreement dated as of May 10, 1995, and as further amended by Amendment No. 3 dated as of March 22, 1996, and as further amended by Amendment No. 4 dated as of April 29, 1996 (collectively, the "Credit Agreement") as evidenced by a Substitute Term Note dated April 29, 1996, in the original principal amount of Six Million Six Hundred Seventy-five Thousand and No/100 Dollars ($6,675,000) (the "Note") which is secured by a Pledge Agreement dated July 8,1991, executed by the Company in favor of the Bank (the "Pledge Agreement").

     SECOND: The indebtedness of the Company to the Bank is guaranteed by Deryl F. Hamann pursuant to a Guaranty dated July 8,1991 (the "Guaranty").

     THIRD: The Company and the Bank have agreed to amend certain provisions of the Credit Agreement, as more particularly set forth herein.

NOW, THEREFORE, for and in consideration of the mutual promises, covenants, and agreements contained herein, and other good and valuable consideration, the receipt and sufficient of which are hereby acknowledged, the Company and the Bank agree as follows:

     1. DEFINED TERMS. All capitalized terms used in this Amendment No. 5 which are not otherwise-defined herein shall have the meanings ascribed to them in the Credit Agreement.

     2.   AMENDMENTS.  The Credit Agreement is hereby amended as follows:

          (a) SECTION 5.17 CAPITAL EXPENDITURES and SECTION 5.18 RENTAL PAYMENTS are hereby deleted and intentionally left blank

          (b) SECTION 5.21 is hereby amended to read in its entirety as follows:

          Section 5.21 RETURN ON ASSETS. The Company shall not permit, as of the end of any fiscal quarter, the average after-tax net income on average total assets for the four preceding fiscal quarters of Leon to be less than 0.75%. Princeton shall not be required to report a return on assets for its 1996 fiscal year. For the 1997 fiscal year of Princeton, the Company shall not permit, as of the end of any fiscal quarter, the average after-tax net income on average total assets (calculated on a year-to-date basis) to be less than 0.50%. For each fiscal year of Princeton thereafter, the

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          Company shall not permit, as of the end of any fiscal quarter, the average after-tax net income on its average total assets for the four preceding fiscal quarters of Princeton to be less than 0.65%.

          (c) The form of Covenant Compliance Certificate attached to the Credit Agreement as EXHIBIT F is hereby amended and superseded by the form of Covenant Compliance Certificate attached hereto as EXHIBIT F.

     3. Construction. All references in the Credit Agreement to "this Agreement", "herein" and similar references shall be deemed to refer to the Credit Agreement as amended by this Amendment No. 5.

     4. REPRESENTATIONS AND WARRANTIES. To induce the Bank to enter into this Amendment No. 5, the Company hereby warrants and represents to the Bank that it is duly authorized to execute and deliver this Amendment No. 5, and to perform its obligations under the Credit Agreement as amended hereby, and that this Amendment No. 5 constitutes the legal, valid and binding obligations of the Company, enforceable in accordance with its terms. The Credit Agreement, as amended hereby, shall continue to be secured by the Pledge Agreement without loss of lien or priority.

     5. Effective Date. This Amendment No. 5 shall become effective on the date first set forth-above, subject to the satisfaction of each of the following conditions precedent:

          (a) WARRANTIES. Before and after giving effect to this Amendment No. 5, the representations and warranties in ARTICLE IV of the Credit Agreement shall be true and correct as though made on the date hereof, except for changes that are permitted by the terms of the Credit Agreement. The execution by the Company of this Amendment No. 5 shall be deemed a representation that the Company has complied with the foregoing condition.

          (b) DEFAULTS. After giving effect to this Amendment No. 5, no Event of Default and no event which, with the giving of notice, the passage of time, or both, would constitute an Event of Default, shall have occurred and be continuing under the Credit Agreement. The execution by the Company of this Amendment No. 5 shall be deemed a representation that the Company has complied with the foregoing condition.

          (c) DOCUMENTS. The following shall have been delivered to the Bank, each in form and substance satisfactory to the Bank:

                (i) AMENDMENT NO. 5. This Amendment No. 5 appropriately completed and duly executed by the Company;

                (ii) ACKNOWLEDGEMENT OF GUARANTOR. An Acknowledgement of Guarantor appropriately completed and duly executed by the Guarantor.

                (iii) RESOLUTIONS. Certified copies of resolutions of the Board of Directors of the Company authorizing or ratifying the execution,

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          delivery and performance of this Amendment No. 5.

                (iv) PAYMENT OF LEGAL FEES. Payment to the Bank, in immediately available funds,. of the fees and expenses of counsel for the Bank incurred in connection with the negotiation, preparation and execution of this Amendment No. 5 and any other documents executed in connection herewith.

     6. EXPENSES. The Company agrees to reimburse the Bank upon demand for all reasonable expenses (including reasonable attorneys' fees and legal expenses) incurred by the Bank in the preparation, negotiation and execution of this Amendment No. 5 and any other document required to be furnished herewith, and in enforcing the obligations of the Company hereunder, which obligations of the Company shall survive any termination of the Credit Agreement.

     7. COUNTERPARTS. This Amendment No. 5 may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

     8. Any provision of this Amendment No. 5 which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

     9. SUCCESSORS: ENFORCEABILITY. This Amendment No. 5 shall be binding upon the borrower and the Bank and their respective successors and assigns, and shall inure to the benefit of the Company and the Bank and the successors and assigns of the Bank. Except as hereby amended, the terms and provisions of the Credit Agreement shall remain in full force and effect and the Credit Agreement is hereby ratified and confirmed in all respects.

     10. GOVERNING LAW: VENUE. THIS AMENDMENT NO. 5 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS (BUT NOT THE LAW OF CONFLICTS) OF THE STATE OF MINNESOTA, BUT GIVING EFFECT TO LAWS GOVERNING NATIONAL BANKS. THE COMPANY HEREBY CONSENTS TO THE PERSONAL JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF MINNESOTA IN CONNECTION WITH ANY CONTROVERSY RELATED TO THE CREDIT AGREEMENT, AS AMENDED HEREBY, WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT AND AGREES THAT ANY LITIGATION INSTIGATED BY THE COMPANY AGAINST THE BANK IN CONNECTION THEREWITH SHALL BE VENUED IN EITHER THE DISTRICT COURTS OF HENNEPIN COUNTY, MINNESOTA, OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MINNESOTA, FOURTH DIVISION.

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     IN WITNESS WHEREOF, the Company and the Bank have caused this Amendment
No. 5 to be executed by their duly authorized officers as of the day and year first above written.

                              DECATUR CORPORATION,
                              an Iowa corporation

                              By:______________________________

                              Its:_____________________________


                              FIRST BANK NATIONAL ASSOCIATION,
                              a national banking association


                              By:_______________________________

                              Its:______________________________


                           ACKNOWLEDGEMENTS

STATE OF ____________    )
                         ) ss.
COUNTY OF ___________    )

     The foregoing Amendment No. 5 to Credit Agreement was acknowledged before me this ___ day of December, 1996, by__________________ as ______________
of Decatur Corporation, an Iowa corporation, on behalf of said corporation.


                                 ______________________________
                                 Notary Public


STATE OF MINNESOTA  )
                    ) ss.
COUNTY OF HENNIPIN  )


The foregoing Amendment No. 5 to Credit Agreement was-acknowledged before me this _____ day of ____________________ by _____________, as ____________________
of First Bank National Association, a national banking association, on behalf of said association.

                                  ______________________________
                                  Notary Public

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                                   EXHIBIT F
                            COMPLIANCE CERTIFICATE

     This Compliance Certificate is being submitted pursuant to Section 5.1(c) of the Credit Agreement dated as of July 5, 1991 (as amended, from time to time, the "Credit Agreement') by and between Decatur Corporation, an Iowa corporation (the "Company") and First Bank National Association (the "Bank"). The undersigned, being a duly acting and authorized officer of the Company and familiar with its books and records, and the books and records of the Subsidiary Banks hereby certifies that, to the best of his knowledge after reasonable investigation no Default or Event of Default as defined in the Credit Agreement has occurred and is continuing, except as follows:

     [Here state the nature of the Default or Event of Default specifying the section of the Loan Document under which the Default or Event of Default occurred and the action the Company has taken or proposes to take to cure said Default or Event of Default.]

     The undersigned further certifies that as of the date of this Certificate the following are true and correct and were compiled from the books and records of the Company and the Subsidiary Banks in accordance with the terms of the Credit Agreement:

          1.    Section 5.11  SALE OF ASSETS.

                (a) Maximum Aggregate Amount Permitted:          $200,000

                (b) Actual Aggregate for Current Fiscal Year     ________

                (c) Actual Amount for Last Fiscal Quarter        ________

     2. Section 5.19 PRIMARY CAPITAL TO TOTAL ASSETS RATIO. The ratio of the Primary Capital of each Subsidiary Bank to its total assets is as follows:

     Princeton:    _________  %
     Leon:         _________  %
     Minimum Permitted:    7.0%


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          3.    SECTION 5.20  CLASSIFIED ASSETS RATIO.  The ratio of the
     Classified Assets of each of the Subsidiary Banks to its Primary Capital is as follows:

                    EXCLUDING BENNETT LEASES      INCLUDING BENNETT LEASES
                    ------------------------      ------------------------

     Princeton:     _________ %                   __________%
                    Maximum Permitted: 55.0%      Maximum Permitted 160.0%

     Leon :         _________ %                   __________%
                    Maximum Permitted: 55.0%      Maximum Permitted 55.0%

          4. SECTION 5.21 RETURN ON ASSETS. The average after-tax net income on average total assets for the four preceding fiscal quarters (except as otherwise specified below) of each of the Subsidiary Banks is as follows:

     Princeton:    ______ %    Waived for fiscal year 1996
                               Minimum Permitted:
                                 1997 Fiscal Year - 0.50% (year to date)
                                Thereafter - 0.65% (rolling 4 quarters)

     Leon :        ______ %    Minimum Permitted: 0.75%


          5. SECTION 5.22 CLASSIFIED ASSETS RATIO. The ratio of the Non-Performing Loans of each of the Subsidiary Banks to its Primary Capital is as follows:

                    EXCLUDING BENNETT LEASES      INCLUDING BENNETT LEASES
                    ------------------------      ------------------------
     Princeton:     ___________%                  __________%
                    Maximum Permitted: 25.00%     Maximum Permitted 160.0%

     Leon :         ___________%                  __________%
                    Maximum Permitted: 25.0%      Maximum Permitted 40.0%

          6. SECTION 5.23 LOAN LOSS REVENUES. The reserves for loan and lease losses of each of the Subsidiary Banks calculated in accordance with
Section 5.23 are as follows:

          (a)   Princeton:    (i)  Actual Reserves/Non-Performing Loans
                              and Leases _____% (Excluding Bennett Leases)
                              Minimum Permitted:  75.0%

                              Actual Reserves/Non-Performing Loans
                              and Leases _____% (Including Bennett Leases)
                              Minimum Permitted:  40.0%

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                              (ii) Actual Reserves (excluding Bennett Leases)
                              $___________
                              Actual Reserves (excluding Bennett Leases) required under SECTION 5.23 $__________

                              Actual Reserves (including Bennett Leases)
                              $___________
                              Actual Reserves (including Bennett Leases) required under SECTION 5.23 $__________

          (b)   Leon:         (i)  Actual Reserves/Non-Performing Loans
                              and Leases _____% (Excluding Bennett Leases)
                              Minimum Permitted:  75.0%

                              Actual Reserves/Non-Performing Loans
                              and Leases _____% (Including Bennett Leases)
                              Minimum Permitted:  25.0%

                              (ii) Actual Reserves (excluding Bennett Leases) $___________
                              Actual Reserves (excluding Bennett Leases) required under SECTION 5.23 $__________

                              Actual Reserves (including Bennett Leases)
                              $___________
                              Actual Reserves (including Bennett Leases) required under SECTION 5.23 $__________

All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

Dated __________, 199___.

                              DECATUR CORPORATION, an Iowa corporation


                              By: _______________________________
                              Its: ______________________________


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                           ACKNOWLEDGEMENT OF GUARANTOR

          The undersigned, being a guarantor of the obligations of DECATUR CORPORATION, an Iowa corporation (the "Company") to FIRST BANK NATIONAL ASSOCIATION, a national banking association (the "Bank") pursuant to a Guaranty dated July 8, 1991 (the "Guaranty"), hereby (a) acknowledges the Company's execution and delivery to the Bank of that certain Amendment No. 5 to Credit Agreement dated as of December 16, 1996 (the "Amendment") and (b) ratifies and confirms that his Guaranty remains in full force and effect after giving effect to the Amendment and is enforceable against the undersigned in accordance with its terms. The undersigned agrees and acknowledges that the execution, delivery and performance by the Company of the Amendment shall in no way impair or limit the rights of the Bank under the Guaranty and confirms that pursuant to the Guaranty, the undersigned continues to guaranty payment and performance of the obligations of the Company to the Bank, including without limitation obligations of the Company under the Credit Agreement dated July 8, 1991, between the Company and the Bank, as amended by an Amendment No. 1 to Credit Agreement dated December 31, 1992, Amendment No. 2 dated May 10. 1995, and Amendment No. 3 dated March 22, 1996, Amendment No. 4 dated April 29,1996, and the Amendment.

          The foregoing Acknowledgement was executed by the undersigned as of the 16th day of December, 1996.

                                           ______________________________
                                           Deryl F. Hamann



                               ACKNOWLEDGMEMENT

STATE OF NEBRASKA   )
                    ) ss.
COUNTY OF DOUGLAS   )

The foregoing Acknowledgement of Guarantor was acknowledged before me this 23RD Day of December, 1996, by Deryl F. Hamann.


[SEAL]                                      ______________________________
                                            Public

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